UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 12, 2017

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On September 12, 2017, at 7:30 a.m. (ET), Harvey M. Schwartz, President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc. (Goldman Sachs or the firm) is presenting at the 2017 Barclays Global Financial Services Conference.

A copy of the presentation is attached as Exhibit 99.1 to this Report on Form 8-K. In addition, a live audio webcast of the presentation will be available on the Investor Relations section of the firm’s website at http://www.goldmansachs.com/investor-relations. For those unable to listen to the live audio webcast, a replay will be available on the firm’s website shortly after the event.

The presentation is being furnished pursuant to Item 7.01 of Form 8-K and the information included therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Goldman Sachs under the Securities Act of 1933 or the Exchange Act.

Cautionary Note on Forward-Looking Statements

This Report on Form 8-K (including Exhibit 99.1 attached hereto) includes forward-looking statements. These statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. Forward-looking statements include statements about potential revenue and growth opportunities. It is possible that the firm’s actual results, including the incremental revenues, if any, from such opportunities, and financial condition, may differ, possibly materially, from the anticipated results, financial condition and incremental revenues indicated in these forward-looking statements.

For a discussion of some of the risks and important factors that could affect the firm’s future results and financial condition, see “Risk Factors” in Goldman Sachs’ Annual Report on Form 10-K for the year ended December 31, 2016. You should also read the forward-looking disclaimers in Goldman Sachs’ Form 10-Q for the period ended June 30, 2017, particularly as it relates to capital and leverage ratios, and information on the calculation of non-GAAP financial measures that is posted on the Investor Relations portion of the firm’s website: http://www.goldmansachs.com/investor-relations. Statements about Goldman Sachs’ revenue and growth opportunities are subject to the risk that the firm’s businesses may be unable to generate additional incremental revenues or take advantage of growth opportunities.

The statements in this Report on Form 8-K (including Exhibit 99.1 attached hereto) are current only as of its date, September 12, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Goldman Sachs presentation, dated September 12, 2017, at the 2017 Barclays Global Financial Services Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: September 12, 2017	By:	/s/ Kenneth L. Josselyn
Name: Kenneth L. Josselyn
Title: Assistant Secretary